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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            Schedule 14C Information

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934
                              (Amendment No. _____)

Check  the  appropriate  box:

(X)     Preliminary  Information  Statement
(   )   Confidential,  for  Use  of  the Commission Only (as permitted by Rule
        14c-5(d)(2))
(   )   Definitive  Information  Statement

                                BidBay.com, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)    No  fee  required
 (   )  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title  of  each  class  of  securities to which transaction applies:

    2)  Aggregate  number  of  securities  to  which  transaction  applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed  maximum  aggregate  value  of  transaction:

    5)  Total  fee  paid:

(   )     Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)        Amount  Previously  Paid:
    2)        Form,  Schedule  or  Registration  Statement  No.:
    3)        Filing  Party:
    4)        Date  Filed:

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                              INFORMATION STATEMENT

                                BIDBAY.COM, INC.
                               7209 Foothill Blvd.
                           Tujunga, California  91042

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is furnished by the board of directors of BidBay.com, Inc., a Nevada corporation ("BidBay"), to the holders of record at the close of business on March 1, 2002 ("record date"), of BidBay's outstanding common stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information statement is being furnished to stockholders for the purpose of seeking consent of the stockholders to amend the Articles of Incorporation of the Company for the purpose of changing the name of BidBay to Auctiondiner.com, Inc. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this information statement as Appendix A. This information statement is first being mailed to BidBay shareholders on or about March 25, 2002.

At the record date, there were 52,409,950 shares of common stock issued and outstanding and entitled to vote on matters presented to the shareholders. Holders of common stock are entitled to one vote for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In order to obtain shareholder approval of the name change, a majority of the issued and outstanding shares or 26,204,976 shares of common stock held as of the record date, are required to consent to the name change. BidBay will obtain the written consent of the holders of the majority number of shares whereupon it will proceed with the name change. However, no action will be taken with respect to the name change prior to 20 days following the distribution of this information statement.

BidBay will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the information materials to those persons for whom they hold such shares. BidBay will bear the costs of producing and distributing this information statement, including the cost of printing and mailing this information statement and related materials, if any.

Any questions regarding this information statement may be directed in writing to Yvonne Van Hoek at 7209 Foothill Blvd., Tujunga, California 91042.

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                                    PROPOSAL

AMENDMENT TO BIDBAY.COM'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF BIDBAY
                                       TO
                             AUCTIONDINER.COM, INC.

In 2001, eBay Inc. ("eBay") brought legal action against BidBay alleging eBay had a proprietary right to the use of the word "bay" in a name for any company that promotes an Internet auction site. The action sought, in part, injunctive relief whereby BidBay would be required to change its name to eliminate use of the work "bay".

While not agreeing with the position taken by eBay, the board of directors of BidBay have determined that it is in the best interest of BidBay to settle the lawsuit with eBay and to change the name of BidBay to Auctiondiner.com, Inc.

In order to effect the name change, it is necessary to amend the Articles of Incorporation of BidBay and designate within the Articles of Incorporation the new name. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this information statement as Appendix A. A consent to the name change is also a consent to amending the Articles of Incorporation by having an officer of BidBay sign and file the Certificate of Amendment to Articles of Incorporation with applicable Nevada state authorities.

                          BIDBAY'S BOARD RECOMMENDATION

The board of directors of BidBay recommends that shareholders of BidBay consent to the name change and the corresponding amendment to the Articles of Incorporation. This recommendation is for the reasons stated in the section immediately above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth as of March 5, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to BidBay, were beneficially owned by (i) each person who is currently a director of BidBay, (ii) each executive officer, (iii) all current directors and executive officers of BidBay as a group and (iv) each person who, to the knowledge of BidBay is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

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


                                       Name  and  address               Amount  of          Percent
Title of class                         of beneficial owner         beneficial ownership   of class(1)
-------------------------------  --------------------------------  ---------------------  -----------
Common Stock                     George Tannous & Affiliates Inc.   30,000,000 shares(2)        57.2%
                                 7209 Foothill Blvd.
                                 Tujunga, CA  91042

Common Stock                     George Tannous                     23,224,578 shares(3)        44.3%
                                 7209 Foothill Blvd.
                                 Tujunga, CA  91042

Common Stock                     Donald Dayer                          9,800,900 shares         18.7%
                                 9925 Commerce Ave.
                                 Tujunga, CA  91042

Common Stock                     Yvonne Van Hoek                         374,000 shares          *(6)
                                 7209 Foothill Blvd.
                                 Tujunga, CA  91042

Common Stock                     Wester Cooley                           377,500 shares          *(6)
                                 7209 Foothill Blvd.
                                 Tujunga, CA  91042

Common Stock                     Fredrick Grossi                                    -0-          -0-
                                 7209 Foothill Blvd.
                                 Tujunga, CA  91042

Common Stock                     All Officers and Directors           23,976,078 shares         45.7%
                                 as a Group that consists of
                                 four people



(1) The percent of class is based on 52,409,950 shares of common stock issued and outstanding as of March 5, 2002.
(2) The shares held by George Tannous & Affiliates Inc. are voted by George Tannous.
(3) Mr. George Tannous holds a 60% ownership interest in George Tannous & Affiliates Inc. The figures noted acknowledge the beneficial interest by Mr. Tannous of 18,000,000 common shares in BidBay.com held by George Tannous & Affiliates Inc.
(4) 44,000 of the shares referenced as belonging to Ms. Van Hoek are actually options to purchase such shares.
(5) 44,000 of the shares referenced as belonging to Mr. Cooley are actually options to purchase such shares.
(6)     Percentage  is  less  than  1%.

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                           FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of developing the business of BidBay under the name Auctiondiner.com, Inc. As such, these forward-looking statements involve uncertainty. External factors that could cause our actual results to differ materially from our expectations include:

*     Difficulty  of  existing  clients  in  identifying our new brand identity;
* Difficulty of developing new business for our auction site under the name Auctiondiner.com.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for BidBay's proxy statement and form of proxy for its next annual meeting of shareholders will be October 6, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Bidbay's proxy statement and form of proxy is considered untimely is 45 days prior to October 6, 2002.

                       WHERE YOU CAN FIND MORE INFORMATION

BidBay is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. BidBay files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of BidBay

George  Tannous
President


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
                                   Appendix A


              Certificate of Amendment to Articles of Incorporation
                            Nevada Profit Corporation
                       (Pursuant to NRS 78.385 and 78.390)

1.     The  name  of  this  corporation  is  BidBay.com,  Inc.

2.     The  articles  have  been  amended  as  follows:

Article I of the Articles of Incorporation is amended to read in its entirety as follows:

                                    ARTICLE I

                               NAME OF CORPORATION

     The  name  of  this  corporation  is  Auctiondiner.com,  Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______.

4.     Signatures


_______________________                                  _______________________
President
Secretary


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